SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 8, 2003




                        CPI CORP.
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(exact name of registrant as specified in its charter)




      Delaware                    0-11227            43-1256674
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(State or other jurisdiction  (Commission file     (IRS Employer
 of incorporation)               Number)         Identification No.)




1706 Washington Avenue, St. Louis, Missouri         63103-1790
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(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
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 (Former name or former address, if changes since last report.)





ITEM 5.   OTHER EVENTS

A. On May 8, 2003 CPI Corp. issued the following press release announcing the declaration of a second quarter cash dividend.

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE   FOR  RELEASE MAY 8, 2003

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     ----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767


     CPI CORP. DECLARES REGULAR QUARTERLY DIVIDEND

     ST. LOUIS, MO., MAY 8, 2003 - CPI CORP. (NYSE - CPY) today announced that its Board of Directors declared a second quarter cash dividend of 14 cents per share. The dividend will be paid on May 27, 2003 to shareholders of record as of May 19, 2003. As of May 7, 2003, CPI had 8,100,868
     common shares outstanding.

     CPI is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada and photofinishing services through the searsphotos.com web site.






SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  CPI CORP.
                                  ---------------------------
                                  (Registrant)




                              By: /s/ Gary W. Douglass
                                  ---------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer



Dated: May 9, 2003